SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2004

(Date of earliest event reported)

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-108853	80-0010497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of principal executive offices, including zip code)

(262) 631-4001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On February 11, 2004, JohnsonDiversey Holdings, Inc. (the “Company”) issued a news release announcing the extension of the expiration date of its offer to exchange $406,303,000 aggregate principal amount of its outstanding 10.67% Senior Discount Notes due 2013, Series A, for 10.67% Senior Discount Notes due 2013, Series B, which are registered under the Securities Act of 1933. The news release is filed with this current report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Not applicable.

(b)	Pro Forma Financial Information:

Not applicable.

(c)	The following exhibit is filed as a part of this current report on Form 8-K:

Exhibit No.	Description
99.1	JohnsonDiversey Holdings, Inc. news release, dated February 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.
(a Delaware Corporation)

By:	/s/ Michael J. Bailey
Name:	Michael J. Bailey
Title:	Vice President, Chief Financial Officer and Treasurer

Dated: February 11, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	JohnsonDiversey Holdings, Inc. news release, dated February 11, 2004